Adicet Bio Collaborates with Twist Bioscience to Accelerate Discovery of Gamma Delta T Cell Cancer Therapeutics

MENLO PARK, Calif., and BOSTON, MA, and SOUTH SAN FRANCISCO, Calif. – September 13, 2021 – Adicet Bio, Inc. (Nasdaq: ACET), a biotechnology company discovering and developing first-in-class allogeneic gamma delta T cell therapies for cancer and other diseases, and Twist Bioscience Corporation (NASDAQ: TWST), a company enabling customers to succeed through its offering of high-quality synthetic DNA using its silicon platform, today announced a collaboration to accelerate the discovery of gamma delta T cell therapies against five undisclosed targets. The companies will work together to engineer immune cells with fully human chimeric antigen receptors (CARs) and T-cell receptors (TCRs) directed to disease-specific cell surface antigens. This precise and targeted engagement is designed to provide a superior potential to facilitate recognition and killing of tumor cells.

Under the terms of the collaboration, Twist will leverage its proprietary single chain fragment variable (scFv) and VHH (nanobody) technologies from its Library of Libraries to discover unique target-specific binders. These targeting technologies will enable Adicet Bio’s engineering and discovery of unique CARs used in the generation of novel gamma delta CAR T cell products. Twist will receive an upfront technology license fee for each program as well as clinical and regulatory milestones and royalties for any product resulting from the selected targets.

“We are excited to leverage Twist’s proprietary antibody discovery capabilities to potentially rapidly identify and optimize unique antibodies against key targets to further enhance our pipeline, both in cancer and other diseases,” said Chen Schor, President and Chief Executive Officer of Adicet. “We’ve selected five key targets where we believe our expertise in gamma delta T cell therapies could be augmented with Twist’s ability to identify highly potent, specific antibodies and look forward to a robust partnership.”

“There is huge potential in using gamma delta T cells for the treatment of a wide range of cancers, and Adicet is leading the development in this field,” commented Emily M. Leproust, Ph.D., CEO and co-founder of Twist Bioscience. “We look forward to partnering with Adicet to translate these target-engagement technologies into next-generation off-the-shelf, CAR-T therapies and to potentially accelerate the treatment of patients with cancer.”

About Adicet Bio

Adicet Bio, Inc. is a biotechnology company discovering and developing allogeneic gamma delta T cell therapies for cancer and other diseases. Adicet is advancing a pipeline of “off-the-shelf” gamma delta T cells, engineered with chimeric antigen receptors and T cell receptor-like antibodies to enhance selective tumor targeting, facilitate innate and adaptive anti-tumor immune response, and improve persistence for durable activity in patients. For more information, please visit our website at http://www.adicetbio.com.

Forward-Looking Statements – Adicet Bio

This press release contains "forward-looking statements" of Adicet within the meaning of the Private Securities Litigation Reform Act of 1995 relating to business and operations of Adicet including, but not limited to, express or implied statements regarding the potential benefits resulting from the collaboration with Twist to our business or strategy, including our ability to rapidly identify and optimize unique antibodies and related target-engagement technologies to facilitate our CAR pipeline, the payment of upfront license fees and potential milestone and royalty payments under the collaboration, the expected potential therapeutic effects of Adicet’s product candidates, and expectations regarding the timing and success of preclinical and clinical development of Adicet’s product candidates, including in connection with the collaboration. Any forward-looking statements in this press release are based on management’s current expectations and beliefs of future events, and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements, including without limitation, the effect of COVID-19 on Adicet’s business and financial results, including with respect to disruptions to its clinical trials and business operations; future clinical studies may fail to demonstrate adequate safety and efficacy of our product candidates, which would prevent, delay, or limit the scope of regulatory approval and commercialization; regulatory approval processes of the FDA and comparable foreign regulatory authorities are lengthy, time-consuming, and inherently unpredictable; as well as those risks and uncertainties set forth in Adicet’s most recent annual report on Form 10-K and subsequent filings with the Securities and Exchange Commission (SEC). For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause Adicet’s actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in Adicet’s most recent annual report on Form 10-K and periodic reports on Form 10-Q and Form 8-K filed with the SEC, as well as discussions of potential risks, uncertainties, and other important factors in Adicet’s other filings with the SEC. All information in this press release is as of the date of the release, and Adicet undertakes no duty to update this information unless required by law.

About Twist Bioscience Corporation

Twist Bioscience is a leading and rapidly growing synthetic biology and genomics company that has developed a disruptive DNA synthesis platform to industrialize the engineering of biology. The core of the platform is a proprietary technology that pioneers a new method of manufacturing synthetic DNA by “writing” DNA on a silicon chip. Twist is leveraging its unique technology to manufacture a broad range of synthetic DNA-based products, including synthetic genes, tools for next-generation sequencing (NGS) preparation, and antibody libraries for drug discovery and development. Twist is also pursuing longer-term opportunities in digital data storage in DNA and biologics drug discovery. Twist makes products for use across many industries including healthcare, industrial chemicals, agriculture and academic research.

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Legal Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements. All statements other than statements of historical facts contained herein, including but not limited to the ability of the collaboration to accelerate the discovery of gamma delta T cell therapies, are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties, and other important factors that may cause Twist Bioscience’s actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, the risks and uncertainties of the ability to attract new customers and retain and grow sales from existing customers; risks and uncertainties of rapidly changing technologies and extensive competition in synthetic biology could make the products Twist Bioscience is developing obsolete or non-competitive; the retention of employees of acquired companies and the ability of Twist Bioscience to successfully integrate acquired companies and to achieve expected benefits, risks of third party claims alleging infringement of patents and proprietary rights or seeking to invalidate Twist Bioscience’s patents or proprietary rights; and the risk that Twist Bioscience’s proprietary rights may be insufficient to protect its technologies. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to Twist Bioscience’s business in general, see Twist Bioscience’s risk factors set forth in Twist Bioscience’s Quarterly Report Form 10-Q filed with the Securities and Exchange Commission on August 9, 2021 and subsequent filings with the SEC. Any forward-looking statements contained in this press release speak only as of the date hereof, and Twist Bioscience specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

CONTACTS

For Adicet Bio, Inc.

Anne Bowdidge

abowdidge@adicetbio.com

Janhavi Mohite

Stern Investor Relations, Inc.

212-362-1200

For Twist Bioscience

Angela Bitting
SVP, Corporate Affairs
925- 202-6211

media@twistbioscience.com